The Salomon Brothers
Fund Inc


Annual Report


DECEMBER 31, 1997

---------------------------------------
      SALOMON BROTHERS ASSET MANAGEMENT
      ---------------------------------------


Board of Directors

Charles F. Barber                Consultant; formerly Chairman, ASARCO Incorporated
                                 Member of the Audit Committee

Andrew L. Breech                 President, Dealer Operating Control Service, Inc.
                                 Member of the Proxy Committee

Thomas W. Brock                  Chairman, Managing Director and Chief Executive Officer,
                                 Salomon Brothers Asset Management Inc; Managing Director and
                                 member of the Management Board, Salomon Brothers Inc

Carol L. Colman                  President, Colman Consulting Co., Inc.
                                 Member of the Audit Committee

William R. Dill                  Consultant; formerly President, Boston Architectural Center;
                                 formerly President, Anna Maria College
                                 Member of the Nominating Committee

Heath B. McLendon                Chairman and President, Managing Director, Smith Barney;
                                 President, Smith Barney Mutual Fund Management Inc.;
                                 Chairman, Smith Barney Strategy Advisors Inc.

Clifford M. Kirtland, Jr.        Member of the Advisory Committee, Nero Moseley Partners;
                                 formerly Director, Oxford Industries, Inc., Shaw Industries, Inc.
                                 and Graphic Industries, Inc.; formerly Chairman,
                                 Cox Communications, Inc.
                                 Member of the Proxy Committee

Robert W. Lawless                President and Chief Executive Officer, University of Tulsa;
                                 formerly President and Chief Executive Officer, Texas Tech
                                 University and Texas Tech University Health Sciences Center
                                 Member of the Proxy Committee

Louis P. Mattis                  Consultant; formerly Chairman and President,
                                 Sterling Winthrop Inc.
                                 Member of the Nominating Committee

Thomas F. Schlafly               Of counsel to law firm of Peper, Martin, Jensen, Maichel &
                                 Hetlage; President, The Saint Louis Brewery, Inc.
                                 Member of the Audit and Nominating Committees


S A L O M O N  B R O T H E R S  F U N D  I N C


To Our Shareholders                              The Salomon Brothers Fund Inc
                                                 7 World Trade Center
                                                 New York, NY  10048

                                                 February 20, 1998

THE US EQUITY MARKET posted another year of impressive growth in 1997 and The Salomon Brothers Fund continued to benefit from that growth. The net asset value of Fund shares increased by 25.6%, assuming the income and capital gain distributions made in 1997 were reinvested in additional shares of the Fund. This compares with the 33.4% gain posted by the Standard and Poor's Index of 500 Stocks. Based on market price, an investment in The Salomon Brothers Fund appreciated 29.5% during 1997, assuming reinvestment of income and capital gain distributions in additional Fund shares. We are also pleased to inform you that recently the Fund's shares traded at a premium to their net asset value--for the first time since December 1986.

Market Review
EQUITY INVESTORS were rewarded in 1997 with outstanding returns for the third consecutive year. Indeed, the near perfect combination of moderate US economic growth with low inflation, declining interest rates and another year of better than expected earnings growth, propelled the market to new highs. Even fourth quarter returns were positive, despite the Asian turmoil and higher volatility in the US markets.

Highlights
THE MARKET'S RISE in the first half of the year was led by the largest capitalization and technology stocks. During the second half of the year, the strongest stocks were defensive names. The Fund's excellent nominal returns reflect the powerful performance from several of the Fund's largest holdings, including Tyco International, Viacom, Travelers Group and SmithKline Beecham.

Outlook
LOOKING AHEAD, we expect the favorable economic environment in the US to persist. Inflation should remain low. Profit growth may be constrained by the lingering effects from the crisis in Asia. In particular, commodity companies may experience a slowing in demand, and US manufacturing companies may see a more difficult pricing environment due to competition from Asian imports. But lower interest rates have sparked a mortgage refinancing boom, and consumer confidence is high. US growth should remain robust in 1998, although it will probably slow from the rapid pace seen in 1997.

The challenge in 1998 will be to navigate through these crosscurrents. The stock market in unlikely to repeat the powerful returns of the past three years. Valuations for many defensive stocks are high. In our view, the appropriate near term strategy is to stay with companies with above average earnings growth and below average valuation -- stocks such as Vulcan Materials and Cytec Industries. We see many attractive stocks to invest in.

Fund News
THE FUND HELD a Special Meeting of Stockholders on January 15, 1998. At the meeting, shareholders approved a new management agreement between Salomon Brothers Asset Management and the Fund by a vote of 53,260,679 for, 1,758,482 against and 2,047,270 abstained.

In response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

THE FUND INTENDS to repurchase shares of its stock at such times and prices and in such amounts as is deemed advisable. We will report all repurchases to shareholders semi-annually. The Fund made no share repurchases during 1997.

S A L O M O N  B R O T H E R S  F U N D  I N C

THE AUTOMATIC DIVIDEND reinvestment and cash payment plan remains a popular service for many shareholders seeking to build their holdings in the Fund. Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by the Plan Agent, The Bank of New York, in the open market and to the extent the trading converts to a premium during the purchase period, the balance will be paid in newly issued shares of the Fund. With respect to the December 1997 dividends, the Plan
Agent purchased 1,372,300 shares on behalf of participants in the Dividend Reinvestment Plan for a net total of $24,384,291 and 2,866,880 shares were issued to participants.

WE ARE PLEASED TO inform you that in response to shareholder requests, the Board has approved some modifications to the Plan which are designed to provide participants with more flexibility. The Plan offers participants three different reinvestment options: (1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term) automatically reinvested; (2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or (3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash. A shareholder will be deemed to have chosen option (1) unless the Bank of New York, the Plan Agent, is notified of a change in election. Further information regarding the Plan, including an application, is included later in this report.

SHAREHOLDERS OF THE FUND may call 1-888-777-0102, toll free, 24 hours a day to obtain account information, including account values, portfolio breakdown and performance information. For information concerning your Salomon Brothers Fund stock account, please call the Bank of New York at 1-800-432-8224.

Salomon Brothers Asset Management Inc appreciates the confidence you have demonstrated in the past and hopes to continue to serve you in future years.

                                   Cordially,

                                /s/Heath B. Mclendon
                                   HEATH B. MCLENDON
                                   Chairman and President



-------------------------------------------------------------------------------
IMPORTANT MESSAGE TO  SHAREHOLDERS

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

                                            The Bank of New York
                                            Receive and Deliver Department-11W
                                            Church Street Station
                                            P.O. Box 11002
                                            New York, New York 10286-1002

S A L O M O N  B R O T H E R S  F U N D  I N C

Investment Policy

The Salomon Brothers Fund's investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in the light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above-average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of investment policy.

SUMMARY (unaudited)

-------------------------------------------------------------------------------

                                                            For the Year Ended December 31
-------------------------------------------------------------------------------------------------
                                                   1997       1996      1995      1994     1993
                                                 ------------------------------------------------

Net Assets (in millions)                         $ 1,545    $ 1,441   $ 1,291   $ 1,087   $ 1,176
Shares Outstanding (000's)                        83,477     83,477    83,657    84,407    79,031
Net Assets Per Share                             $ 18.51    $ 17.26   $ 15.43   $ 12.88   $ 14.88
Distributions                                    $  2.95    $ 2.425   $  1.84   $ 1.725   $  2.06
Market Price Per Share                           $17.688    $16.000   $13.375   $10.625   $12.750
Discount from NAV at Year End                      (4.44)%    (7.30)%  (13.32)%  (17.51)%  (14.31)%
Market Price Range (NYSE, symbol SBF):

   High                                          $19.688    $17.000   $14.125   $13.875   $14.375
   Low                                           $14.875    $13.250   $10.625   $10.500   $12.625

1997 DISTRIBUTIONS DECLARED
-----------------------------------------------------------------------------------------------------
                                       Net             Short Term        Long Term      Total Payment
Payment Date     Record Date     Investment Income    Capital Gains     Capital Gains     Per Share
-----------------------------------------------------------------------------------------------------
March            February             $ -                $ .05             $ .16           $ .21
May              May                  .06                   -                -               .06
August           August               .07                   -                -               .07
November         November             .07                   -                -               .07
December         December             .07                  .20              2.27            2.54
                                    ------------------------------------------------------------
Total                               $ .27                $ .25             $2.43*          $2.95
                                    ============================================================

* Consists of $1.15 of 28% gain and $1.28 from 20% gain.
-----------------------------------------------------------------------------------------------------

                                                                                               Page 3


S A L O M O N  B R O T H E R S  F U N D  I N C

Automatic Dividend Reinvestment
and Cash Payment Plans

DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DR Plan"), administered by The Bank of New York as DR Plan Agent for shareholders of The Salomon Brothers Fund Inc (the "Fund"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically by The Bank of New York, DR Plan agent, and you will receive statements from the Agent to simplify your personal records.

THE CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

COST TO YOU

Except as specifically noted, you will not bear any costs of administering the Plan. You pay only your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

TO ENROLL

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Plan agent at 1-800-432-8244. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DR Plan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

S A L O M O N  B R O T H E R S  F U N D  I N C

Record of a Share of Stock (unaudited)



                                                                                           Net Asset
                                                                       Capital Gain        Value plus
                 Distributions Declared From       Net Asset Value     Distributions      Capital Gain
--------------------------------------------------------------------------------------------------------
Year             Income          Capital Gain       End of Year        (Cumulative)      Distributions*
--------------------------------------------------------------------------------------------------------

1929                                                    $3.81                               $3.81
1930             $.094                                   3.08                                3.08
1931              .119                                   2.36                                2.36
1932              .10                                    2.43                                2.43
1933              .10                                    3.35                                3.35
1934              .10                                    3.68                                3.68
1935              .117                                   4.64                                4.64
1936              .125               $.146               5.72              $.146             5.866
1937              .125                .396               3.66               .542             4.202
1938              .106                                   4.25               .542             4.792
1939              .10                                    4.09               .542             4.632
1940              .106                                   3.70               .542             4.242
1941              .15                                    3.34               .542             3.882
1942              .156                                   3.69               .542             4.232
1943              .156                                   4.71               .542             5.252
1944              .181                                   5.54               .542             6.082
1945              .174                .301               7.21               .843             8.053
1946              .169                .625               6.55              1.468             8.018
1947              .192                .376               6.13              1.844             7.974
1948              .245                .192               5.82              2.036             7.856
1949              .279                .202               6.60              2.238             8.838
1950              .335                .402               7.21              2.640             9.850
1951              .276                .36                8.67              3.000            11.670
1952              .21                 .254               9.15              3.254            12.404
1953              .245                .26                8.59              3.514            12.104
1954              .25                 .312               11.31             3.826            15.136
1955              .285                .517               12.56             4.343            16.903
1956              .31                 .712               12.63             5.055            17.685
1957              .275                .65                10.38             5.705            16.085
1958              .265                .545               13.84             6.250            20.090
1959              .27                 .67                14.04             6.920            20.960
1960              .265                .59                13.53             7.510            21.040
1961              .252                .665               15.80             8.175            23.975
1962              .255                .54                12.74             8.715            21.455
1963              .255                .605               14.91             9.320            24.230
1964              .30                 .645               16.01             9.965            25.975
1965              .312                .665               18.07            10.630            28.700
1966              .337                .735               16.54            11.365            27.905
1967              .355                .84                19.97            12.205            32.175
1968              .365               1.25                19.69            13.455            33.145
1969              .35                1.35                17.62            14.805            32.425
1970              .305               1.02                15.03            15.825            30.855
1971              .305                .81                17.87            16.635            34.505
1972              .305               1.27                20.47            17.905            38.375
1973              .295                .84                16.50            18.745            35.245
1974              .305                .42                10.77            19.165            29.935
1975              .27                 .67                13.15            19.835            32.985
1976              .225+                 +                15.08            19.835            34.915
1977              .245               1.01                13.12            20.845            33.965
1978              .34                 .45                13.81            21.295            35.105
1979              .42                 .91                16.42            22.205            38.625
1980              .55                1.18                18.88            23.385            42.265
1981              .72                2.04                15.56            25.425            40.985
1982              .71                2.01                16.64            27.435            44.075
1983              .625               1.365               18.25            28.800            47.050
1984              .545               2.44                14.67            31.240            45.910
1985              .495               1.085               16.78            32.325            49.105
1986              .515               3.085               15.42            35.410            50.830
1987              .49                1.88                13.26            37.290            50.550
1988              .505                .49                14.37            37.780            52.150
1989              .59                1.515               15.58            39.295            54.875
1990              .485                .71                13.33            40.005            53.335
1991              .47                1.14                15.66            41.145            56.805
1992              .40                 .60                15.16            41.745            56.905
1993              .34                1.72                14.88            43.465            58.345
1994              .335               1.39                12.88            44.855            57.735
1995              .35                1.49                15.43            46.345            61.775
1996              .335               2.09                17.26            48.435            65.695
1997              .27                2.68                18.51            51.115            69.625
               -------             -------
  Totals       $20.406             $51.115
               =======             =======


+ A capital gain dividend of $1.01 per share and an income dividend of $.02 per share for 1976 were declared in January 1977.
* Does not reflect the effect of reinvestment of income dividends or capital gain distributions.


                                                                                                 Page 5

S A L O M O N  B R O T H E R S  F U N D  I N C

25-Year Record of an Investment in
The Salomon Brothers Fund Inc (unaudited)


This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1973, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.


                                  Cumulative Net Asset Value of
                                 -------------------------------
             Net Asset Value     Capital Gain          Income
End of         of Initial        Distributions        Dividends          Total            Total
Year           Investment         Reinvested         Reinvested     Net Asset Value   Market Value
--------------------------------------------------------------------------------------------------

1973              $8,061          $     427            $   135          $  8,623        $  6,924
1974               5,261                511                226             5,998           4,663
1975               6,424              1,009                422             7,855           6,272
1976               7,367              1,157                622             9,146           7,506
1977               6,409              1,612                709             8,730           6,986
1978               6,746              2,048                995             9,789           7,000
1979               8,021              3,224              1,551            12,796          10,228
1980               9,223              4,831              2,328            16,382          13,883
1981               7,601              5,705              2,586            15,892          15,320
1982               8,129              8,849              3,790            20,768          21,686
1983               8,915             11,769              5,051            25,735          26,264
1984               7,167             12,774              4,981            24,922          25,482
1985               8,192             16,723              6,718            31,633          30,181
1986               7,533             21,618              7,155            36,306          35,611
1987               6,478             22,990              7,118            36,586          30,350
1988               7,020             26,373              9,157            42,550          34,421
1989               7,611             33,450             11,297            52,358          43,687
1990               6,512             31,147             11,223            48,882          40,338
1991               7,650             41,357             14,986            63,993          56,698
1992               7,406             42,665             16,157            66,228          60,068
1993               7,269             49,675             17,325            74,269          63,637
1994               6,287             49,756             16,581            72,624          59,955
1995               7,538             68,513             21,927            97,978          84,928
1996               8,432             90,567             26,780           125,779         116,596
1997               9,043            116,999             30,619           156,661         149,700


S A L O M O N  B R O T H E R S  F U N D  I N C




                 CUMULATIVE    CUMULATIVE
                 NET ASSET     NET ASSET
      NET ASSET  VALUE OF      VALUE OF
      VALUE OF    CAPITAL       INCOME      TOTAL   TOTAL
       INITIAL     GAIN        DIVIDENDS    MARKET NET ASSET
     INVESTMENT DISTRIBUTION   REINVESTED    VALUE  VALUE
YEAR    a           b             c           d       e
1973    8061       427           135         6924    8623
1974    5261       511           226         4663    5998
1975    6424       1009          422         6272    7855
1976    7367       1157          622         7506    9146
1977    6409       1612          709         6986    8730
1978    6746       2048          995         7000    9789
1979    8021       3224          1551        10228   12796
1980    9223       4831          2328        13883   16382
1981    7601       5705          2586        15320   15892
1982    8129       8849          3790        21686   20768
1983    8915       11769         5051        26264   25735
1984    7167       12774         4981        25482   24922
1985    8192       16723         6718        30181   31633
1986    7533       21618         7155        35611   36306
1987    6478       22990         7118        30350   36586
1988    7020       26373         9157        34421   42550
1989    7611       33450         11297       43687   52358
1990    6512       31147         11223       40338   48882
1991    7650       41357         14986       56698   63993
1992    7406       42665         16157       60068   66228
1993    7269       49675         17325       63637   74269
1994    6287       49756         16581       59955   72624
1995    7538       68513         21927       84928   97978
1996    8432       90567         26780       116596  125779
1997    9043       116999        30619       149700  156661

S A L O M O N  B R O T H E R S  F U N D  I N C

Largest Investments (unaudited)

The ten largest investments in the Fund's portfolio at December 31, 1997 are listed below. The total market value of these securities approximates 29% of the Fund's net assets at that date and the same percentage of the aggregate net asset value of each stockholder's Fund shares. For example, an investment in 1,000 shares of The Salomon Brothers Fund stock at December 31, 1997 had an aggregate net asset value of $18,510, of which 29%, or $5,368, was invested in these ten securities.

                                                    Shares              Value
                                                 ------------------------------
Tyco International............................... 1,200,000         $54,075,000
SmithKline Beecham -- ADR........................   959,000          49,328,563
Bank of New York.................................   845,000          48,851,562
Travelers Group..................................   864,498          46,574,830
Royal Dutch Petroleum, 5 Guilder.................   854,000          46,276,125
Canadian Pacific................................. 1,660,000          45,235,000
Mobil............................................   570,000          41,146,875
Cytec Industries.................................   850,000          39,896,875
Viacom, Class B..................................   911,200          37,757,850
International Business Machines..................   360,000          37,642,500
                                                                   ------------
            Total.............................................     $446,785,180
                                                                   ============

-------------------------------------------------------------------------------
FEDERAL TAX STATUS OF DISTRIBUTIONS (unaudited)

For corporate taxpayers, approximately 30% of the ordinary dividends paid in March and 37% of the ordinary dividends paid in May, August, November and December qualify for the corporate dividends received deduction.

-------------------------------------------------------------------------------

S A L O M O N  B R O T H E R S  F U N D  I N C

Major Portfolio Changes (unaudited)

Listed below are the Fund's major portfolio changes during the three months ended December 31, 1997. Excluded from the list are changes resulting entirely from stock dividends and stock splits.

Additions
-------------------------------------------------------------------------------
                                                                       Shares
                                                                     Increased
                                                                   ------------

Abbott Laboratories................................................ 260,000(1)
Breed Technologies................................................. 250,000(1)
BTI Capital Trust 6.50% Convertible Preferred...................... 100,000(1)
Frontier........................................................... 332,800(1)
HEALTHSOUTH........................................................ 150,000
IMC Global......................................................... 200,000
PacifiCare Health Systems, Class B.................................   7,300
Philip Morris Companies............................................  24,600
Seagate Technology................................................. 510,000(1)
Sherwin-Williams...................................................  20,400
Tele-Communications-Liberty Media Group, Class A................... 551,000(1)
Tyco International................................................. 110,000
Viacom, Class B.................................................... 229,600
Vulcan Materials...................................................  26,800
Warner-Lambert..................................................... 150,000(1)


Reductions
-------------------------------------------------------------------------------
                                                                    Shares/
                                                               Principal Amount
                                                                   Decreased
                                                               ----------------

Aetna...........................................................    359,500(2)
American Home Products..........................................    227,500
Bank of New York................................................    268,400
BankAmerica.....................................................     28,700
BankBoston......................................................     63,000
Cognizant.......................................................     84,600(2)
Cytec Industries................................................     75,000
Fannie Mae......................................................    187,400
Finlay Fine Jewelry 10.625% due 5/1/03.......................... $2,000,000(2)
First Data......................................................  1,058,000(2)
General Electric................................................     55,500
Gulfstream Aerospace............................................    591,800
Highwoods Properties............................................    450,000(2)
Host Marriott...................................................    114,500
Kroger..........................................................    735,100(2)
Lear............................................................     17,100
PacifiCare Health Systems, Class A..............................      7,300(2)
Praxair.........................................................     13,000
Sears, Roebuck..................................................     34,200
Tele-Communications--TCI Ventures Group, Class A................    105,000
Vencor..........................................................    435,000(2)
Western Digital.................................................    200,000(2)



(1) New Addition   (2) Elimination
                                                                         Page 9

S A L O M O N  B R O T H E R S  F U N D  I N C

Statement of Investments December 31, 1997

COMMON STOCKS -- 92.9% OF NET ASSETS

-------------------------------------------------------------------------------------------------
                                                                                         Value
 Shares                                                              Cost              (Note 1a)
-------------------------------------------------------------------------------------------------

            Basic Industries -- 12.1%
  218,200   Aluminum Company of America........................ $ 14,901,003         $ 15,355,825
  850,000   Cytec Industries*..................................   32,568,928           39,896,875
  260,000   Du Pont (E.I.) de Nemours..........................    8,045,258           15,616,250
  660,000   IMCGlobal..........................................   22,519,895           21,615,000
  487,000   Praxair............................................   13,478,443           21,915,000
  335,000   Sealed Air*........................................   17,276,352           20,686,250
  400,000   Union Camp.........................................   19,887,933           21,475,000
  302,500   Vulcan Materials...................................   24,168,899           30,892,813
                                                                ------------         ------------
                                                                 152,846,711          187,453,013
                                                                ------------         ------------

            Capital Goods -- 6.2%
  400,000   AlliedSignal.......................................    3,657,240           15,575,000
  260,000   General Electric...................................      898,819           19,077,500
  258,200   Gulfstream Aerospace*..............................    5,874,862            7,552,350
1,200,000   Tyco International.................................   43,817,257           54,075,000
                                                                ------------         ------------
                                                                  54,248,178           96,279,850
                                                                ------------         ------------
            Consumer Cyclicals -- 10.1%
  250,000   Breed Technologies.................................    4,623,260            4,562,500
  600,000   Costco Companies*..................................   14,044,859           26,775,000
  405,000   Federated Department Stores*.......................    7,668,103           17,440,312
1,030,000   Host Marriott*.....................................   10,683,499           20,213,750
  567,900   Lear*..............................................   18,308,662           26,975,250
  460,500   Sears, Roebuck.....................................   11,410,499           20,837,625
  730,000   Sherwin-Williams...................................   13,592,283           20,257,500
  651,000   U.S. Industries....................................    6,391,891           19,611,375
                                                                ------------         ------------
                                                                  86,723,056          156,673,312
                                                                ------------         ------------
            Consumer Non-Cyclicals -- 10.2%
   70,300   Avon Products......................................    4,008,272            4,314,663
  525,800   Hormel Foods.......................................   12,602,984           17,219,950
  200,000   Loews..............................................   16,813,036           21,225,000
  818,100   Philip Morris Companies............................   27,104,352           37,070,156
  551,000   Tele-Communications-Liberty Media Group, Class A*..   18,155,383           19,973,750
   32,000   Tyson Foods, Class A...............................      612,000              656,000
  911,200   Viacom, Class B*...................................   26,121,654           37,757,850
  150,000   Warner-Lambert.....................................   18,444,559           18,600,000
                                                                ------------         ------------
                                                                 123,862,240          156,817,369
                                                                ------------         ------------
            Energy -- 10.6%
  335,300   Amoco..............................................   19,098,473           28,542,412
  562,500   Dresser Industries.................................   19,029,217           23,589,844
      400   Gas Properties (100% owned) (a)....................       40,000              754,000
  570,000   Mobil..............................................   21,712,087           41,146,875
  854,000   Royal Dutch Petroleum, 5 Guilder...................   17,192,475           46,276,125
  402,777   TOTAL-- ADR........................................   11,363,654           22,354,124
            Royalty Interest (a)...............................       --                  835,300
                                                                 -----------          -----------
                                                                  88,435,906          163,498,680
                                                                 -----------          -----------

S A L O M O N  B R O T H E R S  F U N D  I N C

Common Stocks continued

-------------------------------------------------------------------------------------------------
                                                                                        Value
  Shares                                                             Cost             (Note 1a)
-------------------------------------------------------------------------------------------------

            Financial Services -- 19.1%
  249,700   American Express................................... $  4,402,485        $  22,285,725
  197,500   Associates First Capital...........................    5,727,500           14,047,188
  107,100   BankAmerica........................................    6,123,924            7,818,300
  338,500   BankBoston.........................................   13,853,902           31,797,844
  845,000   Bank of New York...................................   11,373,345           48,851,562
  187,600   Fannie Mae.........................................    8,040,114           10,704,925
  882,400   Federal Home Loan Mortgage.........................   14,276,815           37,005,650
  554,800   Nationwide Financial Services, Class A.............   15,143,962           20,042,150
  585,800   Provident Companies................................   15,719,902           22,626,525
  787,500   SunAmerica.........................................    6,239,151           33,665,625
  864,498   Travelers Group....................................    9,831,284           46,574,830
                                                                 -----------        -------------
                                                                 110,732,384          295,420,324
                                                                 -----------        -------------
            Health Care -- 9.4%
  260,000   Abbott Laboratories................................   16,875,971           17,046,250
  227,500   American Home Products.............................   14,743,654           17,403,750
1,249,500   HEALTHSOUTH*.......................................   25,060,311           34,673,625
  290,000   Johnson & Johnson..................................   16,649,066           19,103,750
  154,900   PacifiCare Health Systems, Class B*................   12,018,356            8,112,887
  959,000   SmithKline Beecham-- ADR...........................   23,692,654           49,328,563
                                                                 -----------        -------------
                                                                 109,040,012          145,668,825
                                                                 -----------        -------------
            Real Estate Investment Trust -- 1.5%
  400,000   Starwood Hotels & Resorts Trust....................   11,026,147           23,150,000
                                                                 -----------        -------------

            Technology -- 4.2%
  349,000   Data General*......................................    9,589,813            6,085,687
  360,000   International Business Machines....................   22,601,139           37,642,500
  260,000   Quantum*...........................................    8,959,848            5,216,250
  510,000   Seagate Technology*................................   14,059,160            9,817,500
  173,600   3Com*..............................................    9,146,776            6,065,150
                                                                 -----------        -------------
                                                                  64,356,736           64,827,087
                                                                 -----------        -------------

            Telecommunications & Utilities-- 4.6%
  332,800   Frontier...........................................    7,979,322            8,008,000
  617,115   Tele-Communications--TCIGroup, Class A*.............  11,583,535           17,240,650
  697,885   Tele-Communications--TCI Ventures Group, Class A*...  13,821,819           19,758,869
  924,800   Williams Companies.................................   11,500,392           26,241,200
                                                                 -----------        -------------
                                                                  44,885,068           71,248,719
                                                                 -----------        -------------

            Transportation -- 4.9%
  624,600   Canadian National Railway..........................   15,338,910           29,512,350
1,660,000   Canadian Pacific ..................................   39,535,286           45,235,000
                                                                 -----------        -------------
                                                                  54,874,196           74,747,350
                                                                 -----------        -------------
            TOTAL COMMON STOCKS................................  901,030,634        1,435,784,529
                                                                 -----------        -------------

                                                                                          Page 11

S A L O M O N  B R O T H E R S  F U N D  I N C

Convertible Preferred Stock -- 0.3% of Net Assets

--------------------------------------------------------------------------------------------------
                                                                                        Value
  Shares                                                             Cost             (Note 1a)
--------------------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 0.3%
   100,000   BTI Capital Trust 6.50% ..........................  $  5,000,000      $    4,837,500
                                                                 ------------      --------------
CORPORATE BONDS AND NOTES -- 1.3% of Net Assets
-------------------------------------------------------------------------------------------------
   Principal
   Amount
 (Thousands)
-------------------------------------------------------------------------------------------------

             Basic Industries -- 0.1%
    $2,500   United International Holding Zero Coupon
               due 11/15/99....................................     1,969,254           2,087,500
                                                                  -----------       -------------

             Capital Goods -- 0.1%
     1,329   Terex 13.25% due 5/15/02..........................     1,235,213           1,521,705
     8,000   Terex Stock Appreciation Rights*..................       --                  104,000
                                                                  -----------       -------------
                                                                    1,235,213           1,625,705
                                                                  -----------       -------------
             Consumer Cyclicals -- 0.7%
     6,000   Federated Department Stores 5% Convertible
               due 10/1/03.....................................     6,000,000           8,085,000
     2,000   Hines Horticulture 11.75% due 10/15/05............     2,089,728           2,190,000
                                                                  -----------       -------------
                                                                    8,089,728          10,275,000
                                                                  -----------       -------------
             Consumer Staples -- 0.1%
     2,000   Borg-Warner Security 9.125% due 5/1/03............     1,892,238           2,052,500
                                                                  -----------       -------------


             Telecommunications & Utilities -- 0.3%
     1,000   American Media Operation 11.625% due 11/15/04.....     1,029,881           1,090,000
     3,000   Marcus Cable zero coupon until 6/15/00, 14.25%
               thereafter, due 12/15/05........................     2,557,911           2,610,000
                                                                  -----------       -------------
                                                                    3,587,792           3,700,000
                                                                  -----------       -------------
             TOTAL CORPORATE BONDS AND NOTES...................    16,774,225          19,740,705
                                                                  -----------       -------------
Purchased Options -- 1.7% of Net Assets
-------------------------------------------------------------------------------------------------
   Contracts (b)                                                    Premium               Paid
-------------------------------------------------------------------------------------------------
       932   S&P 500 Index Call
             (expiring 3/21/98 exercise price $700)............    25,681,260          25,828,050
                                                                  -----------      --------------

             TOTAL INVESTMENTS.................................  $948,486,119      $1,486,190,784
                                                                 ============      ==============

REPURCHASE AGREEMENTS -- 8.1% of Net Assets
-------------------------------------------------------------------------------------------------
  Principal
   Amount                                                                                Value
 (Thousands)                                                                           (Note 1a)
-------------------------------------------------------------------------------------------------
   $62,387   J.P. Morgan Securities, 6.25%, cost $62,387,000,
               dated 12/31/97, $62,408,662 due 1/2/98,
               collateralized by $47,622,000 U.S. Treasury Bond,
               10.75%, valued at $63,634,898 due 8/15/05.......                    $   62,387,000

    62,387   Merrill Lynch, Pierce, Fenner & Smith, 6.60%, cost
               $62,387,000, dated 12/31/97, $62,409,875 due
               1/2/98, collateralized by $62,390,000 U.S. Treasury
               Bond, 6.375%, valued at $63,637,800 due 4/30/99.                        62,387,000
                                                                                   --------------
             TOTAL REPURCHASE AGREEMENTS.......................                    $  124,774,000
                                                                                   ==============

------------
*Non-income producing security.
(a) Fair value determined pursuant to procedures established by the Board of Directors.
(b) One contract relates to 100 shares.


                               See accompanying notes to financial statements


Page 12

S A L O M O N  B R O T H E R S  F U N D  I N C


Statement of Operations

                                                                      Year Ended December 31,
                                                                     1997                 1996
-----------------------------------------------------------------------------------------------------
Investment Income

Income
Dividends (net of foreign withholding tax of $364,338 for 1997
  and $468,914 for 1996)......................................   $  19,739,861        $  24,315,312
Interest......................................................      10,818,997            9,519,870
Royalties.....................................................       1,031,068              485,615
                                                                 -------------        -------------
                                                                    31,589,926           34,320,797
                                                                 -------------        -------------
Expenses
Management fee ...............................................       6,858,516            5,894,684
Legal and auditing fees ......................................         461,485              201,190
Shareholder meeting and reports ..............................         364,150              403,720
Shareholder services .........................................         260,160              203,600
Custodian ....................................................         132,770              120,360
Directors' fees ..............................................          79,275               91,810
Stock certificates and listing fees...........................          55,520               61,260
Other ........................................................         227,245               97,350
                                                                 -------------        -------------
                                                                     8,439,121            7,073,974
                                                                 -------------        -------------
Net investment income.........................................      23,150,805           27,246,823
                                                                 -------------        -------------
Net Realized Gain on Investments, Options and
      Foreign Currency Transactions...........................     258,117,184          150,197,562
Net Unrealized Appreciation on Investments,
      Foreign Currency Translations and Other Assets..........
Beginning of year ............................................     468,101,469          290,623,635
End of year ..................................................     537,704,898          468,101,469
                                                                 -------------        -------------
Increase in net unrealized appreciation ......................      69,603,429          177,477,834
                                                                 -------------        -------------
Net realized gain and increase in net unrealized appreciation      327,720,613          327,675,396
                                                                 -------------        -------------
Net increase in net assets from operations ...................    $350,871,418         $354,922,219
                                                                 =============        =============



                              See accompanying notes to financial statements

                                                                                            Page 13

S A L O M O N  B R O T H E R S  F U N D  I N C

Statement of Assets and Liabilities


                                                                      Year Ended December 31,
                                                                     1997                 1996
-----------------------------------------------------------------------------------------------------

Assets
Investments (cost 1997 -- $948,486,119;
  1996 -- $964,526,485).......................................$1,486,190,784         $1,432,628,327
Repurchase agreements ........................................   124,774,000             50,099,000
Cash .........................................................        16,609                106,288
Receivable for securities sold ...............................     9,653,681                  -
Receivable for excise tax.....................................       753,813                  -
Dividends and interest receivable ............................     1,139,190              1,643,301
                                                              --------------         --------------
    Total assets ............................................. 1,622,528,077          1,484,476,916
                                                              ==============         ==============

Liabilities
Payable for dividends declared................................    61,118,719             41,891,174
Payable for securities purchased .............................    13,252,229                  -
Management fee payable .......................................     1,828,488              1,609,860
Excise tax payable............................................       753,813                  -
Accrued expenses .............................................       277,235                290,916
                                                              --------------         --------------
    Total liabilities ........................................    77,230,484             43,791,950
                                                              ==============         ==============

Net Assets
Capital stock.................................................    83,477,470             83,477,470
Additional paid-in capital....................................   872,240,487            872,240,487
Undistributed (distributions in excess of) net
    investment income.........................................       213,404               (147,792)
Undistributed net realized gains..............................    51,661,334             17,013,332
Net unrealized appreciation on investments, foreign currency
    translations and other assets.............................   537,704,898            468,101,469
                                                              --------------         --------------
    Net assets ...............................................$1,545,297,593         $1,440,684,966
                                                              ==============         ==============

Shares of capital stock, $1.00 par value,
    authorized 100,000,000; outstanding ......................    83,477,470             83,477,470
Net Asset Value Per Share.....................................        $18.51                 $17.26


Statement of Changes in Net Assets

                                                                      Year Ended December 31,
                                                                     1997                 1996
-----------------------------------------------------------------------------------------------------
Operations
Net investment income ........................................$   23,150,805        $   27,246,823
Net realized gain on investments, options and foreign
      currency transactions...................................   258,117,184           150,197,562
Increase in net unrealized appreciation.......................    69,603,429           177,477,834
                                                              --------------        --------------
Increase in net assets from operations........................   350,871,418           354,922,219
                                                              --------------        --------------
Distributions to Shareholders from
Net investment income ........................................   (22,789,609)          (27,995,467)
Net realized gain on investments .............................  (223,469,182)         (174,555,862)
                                                              --------------        --------------
                                                                (246,258,791)         (202,551,329)
                                                              --------------        --------------
Capital Share Transactions
Repurchase of capital stock (note 3)..........................        -                 (2,694,828)
                                                              --------------        --------------
Total increase in net assets .................................   104,612,627           149,676,062
                                                              --------------        --------------
Net Assets
Beginning of year ............................................ 1,440,684,966         1,291,008,904
End of year ..................................................$1,545,297,593        $1,440,684,966
                                                              ==============        ==============


                         See accompanying notes to financial statements

Page 14

S A L O M O N  B R O T H E R S  F U N D  I N C

Notes to Financial Statements

1. Significant Accounting Policies

The Salomon Brothers Fund Inc (the "Fund") is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

           (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors.

           (b) Written Option Contracts. When the Fund writes a call option or a put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the written option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise.

           (c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

           (d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

           (e) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount on securities purchased is accreted on an effective interest method over the life of the security. The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital.

S A L O M O N  B R O T H E R S  F U N D  I N C

2.   DISTRIBUTION AFTER DECEMBER 31, 1997
On January 27, 1998, the Fund declared a distribution from long-term capital gains of $.32 per share, payable February 20, 1998 to shareholders of record February 9, 1998.

3.   CAPITAL STOCK TRANSACTIONS
Capital stock transactions were as follows:

                                                       1997             1996
                                                     --------        ---------
    Shares repurchased
      (weighted average discount 13.9%)..........       --           (179,500)
                                                     --------        --------
            Net change...........................       --           (179,500)
                                                     ========        ========

4.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly owned subsidiary of Travelers Group Inc. ("Travelers") to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. Travelers is now the ultimate parent company of the investment manager.

     The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). For the period January 1, 1997 through April 28, 1997 the base fee was paid quarterly based on the following annual percentages of the Fund's average daily net assets: first $350 million--.50%; next $150 million--.40%; next $250 million--.375%, next $250 million--.35%;
excess over $1 billion--.30%. At its Annual Meeting on April 29, 1997, the Fund's shareholders approved an amendment to the Fund's Management Agreement between the Fund and SBAM to increase the base fee component of the management fee. Accordingly, as of April 29, 1997, the base fee is paid quarterly based on the following annual rates:

              AVERAGE DAILY NET ASSETS                 ANNUAL FEE RATE
              ------------------------                 ---------------
              First $350 million                            .650%
              Next $150 million                             .550%
              Next $250 million                             .525%
              Next $250 million                             .500%
              Over $1 billion                               .450%

     The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 the Fund's performance exceeded the S&P 500 Index by 1.72%, 2.50%, 5.67% and 5.51%, respectively. In 1996, this resulted in a total increase of the base management fee of $526,920

S A L O M O N  B R O T H E R S  F U N D  I N C

Notes to Financial Statements (concluded)

covering the year ended December 31, 1996. For the rolling one year period ended March 31, 1997, there was no performance adjustment. For the rolling one year period ended June 30, 1997, September 30, 1997 and December 31, 1997, the performance of the S&P 500 Index exceeded the Fund's performance by 3.47%, 7.28% and 8.68%, respectively. This resulted in a total decrease of the base management fee of $756,750.

     Brokerage commissions of $150,330 and $150,180 were paid to Salomon Brothers Inc for investment transactions executed on behalf of the Fund during the years ended December 31, 1997 and December 31, 1996, respectively.

5.   PORTFOLIO ACTIVITY
The cost of securities purchased and proceeds from securities sold (other than short-term investments and written options) during the year ended December 31, 1997 aggregated $701,772,375 and $1,019,619,258, respectively. Included in the cost of securities purchased and proceeds from securities sold are amounts related to a merger of a wholly-owned subsidiary of Tyco International. This merger resulted in a taxable gain of $24,180,355 which was recognized by the Fund. The cost of securities purchased and proceeds from securities sold (other than short-term investments and written options) during the year ended December 31, 1996 aggregated $675,795,858 and $751,392,898, respectively.

     Cost of securities held (excluding short-term investments and written options) on December 31, 1997 for Federal income tax purposes was substantially the same as for book purposes. As of December 31, 1997, total unrealized appreciation and depreciation was $557,309,531 and $19,604,633, respectively, resulting in net unrealized appreciation of $537,704,898.

     For the year ended December 31, 1997, the Fund is subject to an excise tax provision of $753,813. The total amount of this expense will be reimbursed to the Fund, thus there is no impact on the net assets at December 31, 1997 or the net increase in net assets from operations for the year ended December 31, 1997.

     Transactions in options written during the periods ended December 31, 1996 and December 31, 1997 were as follows:

                                                           NUMBER OF   PREMIUMS
                                                           CONTRACTS   RECEIVED
                                                           ---------   --------
     Options outstanding at December 31, 1995............     (50)    $ (4,850)
     Options exercised ..................................      50        4,850
                                                            -----     --------
     Options outstanding at December 31, 1996............      --          --
                                                            -----     --------
     Options written.....................................  (1,500)    (256,851)
     Options terminated in closing purchase transactions.     750       77,622
     Options exercised ..................................     750     $179,229
                                                            -----     --------
     Options outstanding at December 31, 1997............     --         --
                                                            =====     ========

     During the year ended December 31, 1996 realized gain from written option transactions amounted to $4,850. During the year ended December 31, 1996 net realized gain from purchased option transactions amounted to $1,214,152, for a net realized gain on all option transactions of $1,219,002. During the year ended December 31, 1997 net realized gain from written option transactions amounted to $90,539. During the year ended December 31, 1997 net realized gain from purchased option transactions amounted to $6,675,106, for a net realized gain on all option transactions of $6,765,645.

     The risk of writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

S A L O M O N  B R O T H E R S  F U N D  I N C

Financial Highlights

Selected data per share of capital stock outstanding throughout each year:

                                                      For the Year Ended December 31,
                                           -----------------------------------------------------
                                              1997        1996        1995       1994       1993
                                           -----------------------------------------------------
Per share operating performance:
Net asset value
  beginning of year.....................      $17.26     $15.43      $12.88      $14.88     $15.16
                                              ------     ------      ------      ------     ------

Net investment income ..................         .27        .33         .35         .33        .34

Net gains (losses) on securities
  (both realized and unrealized) (a)....        3.93      3.925        4.04       (.605)      1.44
                                              ------     ------      ------      ------     ------
    Total from investment
      operations........................        4.20      4.255        4.39       (.275)      1.78
                                              ------     ------      ------      ------     ------
Less dividends and distributions:
Dividends from net investment
  income ...............................        (.27)     (.335)       (.35)      (.335)      (.34)
Distributions from net realized gain
  on investments........................       (2.68)     (2.09)      (1.49)      (1.39)     (1.72)
                                              ------     ------      ------      ------     ------
    Total dividends and
      distributions ....................       (2.95)    (2.425)      (1.84)     (1.725)     (2.06)
                                              ------     ------      ------      ------     ------

Net asset value end of year ............      $18.51     $17.26      $15.43      $12.88     $14.88
                                              ======     ======      ======      ======     ======

Market price end of year................     $17.688     $16.00     $13.375     $10.625     $12.75
Total investment return based on
  market price per share
  excluding broker commissions..........      +29.5%     +38.7%      +43.3%      -3.70%     +7.86%

Ratios/Supplemental Data:
Net assets end of year
  (millions)............................      $1,545     $1,441      $1,291      $1,087     $1,176
Ratio of expenses to average
  net assets ...........................        .53%       .51%        .41%        .49%       .41%
Ratio of net investment income to
  average net assets ...................       1.46%      1.96%       2.42%       2.33%      2.19%
Portfolio turnover rate ................         49%        52%         82%         69%        80%
Average broker commission
    rate ...............................      $.0593    $0.0596         N/A         N/A        N/A


------------------
(a) Includes $.015 and $.02 attributable to the increase in net asset value from shares repurchased at a discount for the years ended 1996 and 1995, respectively.




                          See accompanying notes to financial statements

Page 18

S A L O M O N  B R O T H E R S  F U N D  I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments at December 31, 1997, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 1997 and 1996, the results of its operations and the changes in its net assets for the years then ended and the financial highlights for each of the five years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 and 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 23, 1998


Quarterly Financial Information


Summary of quarterly results of operations (unaudited):

                                                Amounts in Thousands and Per Share
                                                        Three Months Ended
----------------------------------------------------------------------------------------------------
                           March 31, 1997      June 30, 1997     Sept. 30, 1997      Dec. 31, 1997
----------------------------------------------------------------------------------------------------
Net investment
  income .................  $  4,728  $.06    $  6,379  $ .08    $  6,148  $ .07    $  6,284  $ .06
Net realized gain &
  change in net unrealized
  appreciation............  $    637  $.01    $191,147  $2.29    $113,296  $1.36    $ 22,252  $ .27


----------------------------------------------------------------------------------------------------
                           March 31, 1996      June 30, 1996     Sept. 30, 1996      Dec. 31, 1996
----------------------------------------------------------------------------------------------------
Net investment
  income .................  $  6,656 $ .08    $  8,089  $ .10    $  6,638  $ .08    $  5,864  $ .07
Net realized gain &
  change in net unrealized
  appreciation............  $101,396 $1.21     $34,706  $ .41    $ 73,743  $ .88    $117,830  $1.41

                                                                                            Page 19


S A L O M O N  B R O T H E R S  F U N D  I N C


Automatic Dividend Reinvestment
and Cash Payment Plans


DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DR Plan") administered by The Bank of New York, Agent for shareholders of The Salomon Brothers Fund Inc ("SBF"), offers you a prompt, simple, and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of SBF. All new shareholders will automatically be enrolled in the DR Plan, unless the shares are held in the name of a broker or nominee. All other share holders may enroll by simply completing the attached Authorization Card. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically increasing your holdings in SBF. All paper work is done for you automatically by The Bank of New York, Agent for the DR Plan, and you will receive statements from the Agent to simplify your personal records. The
DR Plan also acts as a form of forced savings program.

The DR Plan also offers shareholders the flexibility to choose from three different reinvestment options.

(1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term) automatically reinvested.

(2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or

(3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash.

A shareholder will be deemed to have chosen option (1) unless the Agent is notified of a change in election.

CASH PAYMENT PLAN
The Cash Payment Plan allows you to purchase shares of SBF conveniently and inexpensively,

without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of SBF. You may make these payments regularly or from time to time, as you choose. You may also vary the amount of each optional payment as long as it is at least $25.00. Optional cash payments received by the Agent will be applied by the Agent to the purchase of additional shares of SBF on the Investment Date next following receipt. The "Investment Dates" will be each Friday (or closest business day prior thereto, if a holiday). All cash payment shares will be purchased on the open market at prevailing market prices and in accordance with the "Terms and Conditions of Authorization for Amended and Restated Dividend Reinvestment and Cash Payment Plans ("Terms and Conditions"). There is no maximum amount of investment under the Cash Payment Plan.

Shares purchased under the Cash Payment Plan will be held as uncertificated shares, unless separate specific instructions to issue certificates are received. Fractional shares cannot be issued in certificate form, and dividends and distributions on those shares held by the Agent will be automatically reinvested.

S A L O M O N  B R O T H E R S  F U N D  I N C

CERTIFICATE OF DEPOSIT
If you wish, you may deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine the shares represented thereby with the shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

COST TO YOU
Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent makes open-market purchases, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commission on odd-lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

How the Automatic Dividend Reinvestment and Cash Payment Plans Work:
1. As a participant in the DR Plan, you will have three options, as follows: (i) all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") will be automatically reinvested;
(ii) all dividends will be paid in cash and all distributions will be automatically reinvested; or (iii) all dividends will be automatically reinvested and all distributions will be paid in cash. You will be deemed to have elected option (i) unless notification is received by the Agent that you elect option (ii) or option (iii).

2. If SBF declares a dividend or distribution and such distribution is to be reinvested on your behalf, you will receive the dividend or distribution either in newly-issued shares of SBF or in shares of SBF purchased on the New York Stock Exchange or otherwise on the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in the terms and conditions of the DR Plan. Any newly-issued shares will be valued at the time specified in the Plan, either at the market price per share of SBF or at the greater of (a) the net asset value per share of SBF and (b) 95% of the market price per share of SBF, depending on the relationship between market price and net asset value at that time. If your dividend or distribution is not large enough to buy a full share, the Agent will credit you with a fractional share, computed to four decimal places, which will earn additional dividends and distributions for you just the way full shares do.

3. You will receive a detailed statement of your Plan account following each investment by the Agent showing total dividends and distributions and additional cash payments, shares purchased and issued, and total shares held by you and the Agent on your behalf. The statement will contain a tear-off portion which you should utilize for all transaction processing.

4. The Agent will hold the shares it has purchased for you unless you otherwise request. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates. Certificates for full shares held by the Agent will be issued to you upon your request. If a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

5. You may terminate your participation in the DR Plan at any time up to a record date, and future dividends and distributions that were previously reinvested will thereafter be sent directly to you. Upon termination, stock certificates for any full shares will be issued in your name, or, upon receipt of your instructions, your shares will be sold for you and the proceeds sent to you less brokerage commissions and any applicable taxes. Any fractional shares at the time of termination will be converted to cash on the basis of the then current market price of SBF capital stock.

6. The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to SBF or its proxy agent.

S A L O M O N  B R O T H E R S  F U N D  I N C

7. Your attention is directed to the Terms and Conditions set forth on page 16 which govern the operation of the Plan.

If you wish to withdraw from the DR Plan or you wish to change your reinvestment option, please contact the Agent at the toll-free telephone number listed below.

If you withdraw and subsequently wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address below or call the number above. Your participation will commence with the next dividend or distribution payable after receipt of your authorization, provided it is received prior to the record date for the dividend or distribution. Should your authorization arrive after the record date, your participation will take effect with the following dividend or distribution.

If you wish to change your reinvestment option, simply call the Agent at the toll free number listed below. Your change will be effective commencing with the next dividend or distribution payable after your instruction to change your election, provided you contact the Agent prior to the record date for that dividend or distribution. Should you contact the Agent after the record date to change your reinvestment option, the change will take effect with the following dividend or distribution.

PLEASE BE ADVISED THAT THE AGENT MAY UTILIZE BNY BROKERAGE INC., AN AFFILIATE OF THE AGENT, FOR ALL TRADING ACTIVITY RELATING TO THE DR PLAN AND CASH PAYMENT PLAN ON BEHALF OF PARTICIPANTS. BNY BROKERAGE INC. RECEIVES A COMMISSION IN CONNECTION WITH SUCH TRANSACTIONS.

REMEMBER, THE DETAILED STATEMENT OF YOUR ACCOUNT WILL INCLUDE A TEAR-OFF PORTION WHICH YOU SHOULD UTILIZE FOR ALL TRANSACTION PROCESSING.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR NOMINEE, YOU SHOULD
CONTACT YOUR BROKER OR NOMINEE FOR MORE INFORMATION ABOUT YOUR ABILITY TO PARTICIPATE IN THE DR PLAN. IF THE BROKER OR NOMINEE DOES NOT PROVIDE AN AUTOMATIC REINVESTMENT SERVICE, IT MAY BE NECESSARY FOR YOU TO HAVE YOUR SHARES TAKEN OUT OF "STREET NAME" AND REGISTERED IN YOUR OWN NAME TO GUARANTEE YOUR PARTICIPATION. OTHERWISE, DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN CASH BY YOUR BROKER OR NOMINEE.

SBF and the Agent may amend or terminate the Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

Any inquiries concerning the Plans should be directed to the Agent at:

                           The Bank of New York
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York 10286-1258
                           1-800-432-8224

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

   (b) Participants in the DR Plan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

   (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

   (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

S A L O M O N  B R O T H E R S  F U N D  I N C


   (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

   (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date.The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

   It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

   The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and diIstributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

                     THE SALOMON BROTHERS FUND INC
                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC
                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

    / / (1) All net investment income dividends and capital gain distributions
            (short-term and long-term) payable to me shall be automatically reinvested

   / / (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

   / / (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

  (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                 (Please sign on the reverse side of this card.)

S A L O M O N  B R O T H E R S  F U N D  I N C

  (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

  (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

      If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York. Any inquiries regarding the Plans should be directed to the Agent at:

                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York  10286-1258
                           1-800-432-8224

    If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                                           THE BANK OF NEW YORK
                                           P.O. Box 1958
                                           Newark, NJ 07101-9774
                                           Att: Dividend Reinvestment Department

                                           DATED:_____________________, 19____

                                           PLEASE SIGN, DATE AND RETURN
                                           USING THE ENCLOSED ENVELOPE

                                           -----------------------------------
                                           Signature

                                           -----------------------------------
                                           Signature (if held jointly)

              Please sign exactly as your name(s) appear hereon.
                            THIS IS NOT A PROXY

S A L O M O N  B R O T H E R S  F U N D  I N C

Officers

Heath B. McLendon                              Chairman and President

Richard E. Dahlberg                            Executive Vice President

Allan R. White, III                            Executive Vice President

Michael A. Kagan                               Vice President

Martin L. Roberts                              Vice President

Alan M. Mandel                                 Treasurer

Noel B. Daugherty                              Secretary

Janet S. Tolchin                               Assistant Treasurer

Jennifer G. Muzzey                             Assistant Secretary


Salomon Brothers Asset Management Inc          Investment Manager
New York, New York

The Bank of New York                           Custodian, Transfer and Dividend
New York, New York                               Disbursing Agent

Simpson Thacher & Bartlett                     Legal Counsel
New York, New York

Price Waterhouse  LLP                          Independent Accountants
New York, New York

                          THE SALOMON BROTHERS FUND INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                This report has been printed on recycled paper.